As filed with the Securities and Exchange Commission on October 24, 1994


                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                           _____________________

                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of

                    The Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):
                              October 20, 1994

                Exact name of Registrant as
        Commission      specified in its charter, address              State of        I.R.S. Employer
        File No.        of principal executive offices, telephone      Incorporation   Identification No.

        1-8349          FLORIDA PROGRESS CORPORATION                    Florida          59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (813) 824-6400

        1-3274          FLORIDA POWER CORPORATION                       Florida           59-0247770
                         3201 34th Street South
                         St. Petersburg, Florida 33711
                         Telephone (813) 866-5151

The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to any individual registrant is filed by each registrant on its own behalf. Neither registrant makes any representations as to the information relating to the other registrant.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the Florida Progress and Florida Power Quarterly Reports on Form 10-Q for the quarter ended September 30, 1994:

     Florida Progress issued a news release dated October 20, 1994 and a related Investor Information report of even date therewith reporting third quarter 1994 earnings. Copies of the news release and report are being filed herewith as Exhibits 99.(a) and 99.(b), respectively.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)            Description of Exhibit

99.(a)    Florida Progress Corporation News Release dated October
          20, 1994 regarding third quarter earnings.

99.(b) Florida Progress Corporation Investor Information Report dated October 20, 1994.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FLORIDA PROGRESS CORPORATION

                              FLORIDA POWER CORPORATION

                                  /s/ David R. Kuzma
                              By:____________________________
                                   David R. Kuzma
                                   Vice President and Treasurer
                                   of each Registrant



Date:  October 20, 1994

                               EXHIBIT INDEX



Exhibit No.    Description of Exhibit

99.(a)    Florida Progress Corporation News Release dated October
          20, 1994 regarding third quarter earnings.

99.(b) Florida Progress Corporation Investor Information Report dated October 20, 1994.